UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2023

BRC Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41275	87-3277812
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
1144 S. 500 W
Salt Lake City, UT 84101
(Address of principal executive offices, including Zip Code)
(801) 874-1189
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BRCC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operations and Financial Condition.

On May 11, 2023, BRC Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2023. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 5, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 211,560,299 shares of the Company’s Class A and Class B common stock entitled to vote at the Annual Meeting, a quorum of 130,378,530 shares was represented virtually or by proxy. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1. Election of Directors
The stockholders elected both of the Class I nominees to serve as directors until the Company’s Annual Meeting of Stockholders in 2026. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kathryn Dickson	106,974,428	12,522,290	10,881,812
Roland Smith	111,492,016	8,004,702	10,881,812

Proposal 2. Ratification of the Appointment of the Independent Registered Public Accountants
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
125,212,826	295,318	4,870,386

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibits	Description
99.1	Press Release issued by the Company on May 11, 2023 announcing results for the first quarter ended March 31, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

BRC INC.

By:	/s/ Evan Hafer
Name:	Evan Hafer
Title:	Chief Executive Officer

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